Exhibit 10.15

AMENDMENT NO. 1 TO EQUITY DISTRIBUTION AGREEMENT

This Amendment No. 1 to Equity Distribution Agreement (this “Amendment”) is entered into as of December 12, 2024, by and between Velocity Financial, Inc., a Delaware corporation (the “Company”) and Virtu Americas LLC (the “Placement Agent”). All capitalized terms used herein shall have the meanings set forth in the Equity Distribution Agreement (as defined below), unless otherwise indicated.

RECITALS

WHEREAS, the Company and the Placement Agent are parties to that certain Equity Distribution Agreement, dated as of May 3, 2024 (the “Original Equity Distribution Agreement” and, as amended, supplemented or otherwise modified from time to time, the “Equity Distribution Agreement”); and

WHEREAS, the parties hereto desire to amend the Original Equity Distribution Agreement as set forth herein;

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto agree as follows:

1. Description of Securities. The reference in the fourth paragraph of Section 1 of the Original Equity Distribution Agreement to a registration statement on Form S-3, as amended with File No. 333-258971 is hereby amended by replacing the text “(File No. 333-258971)” with the text “(File No. 333-283513).”

2. Effectiveness. This Amendment shall take effect, as of the date first written above, upon the execution and delivery of this Amendment by the Company and the Placement Agent named in the first paragraph hereof.

3. No Other Amendments. Except as expressly amended by this Amendment, the terms and provisions of the Equity Distribution Agreement shall remain in full force and effect.

4. Conflicting Terms. Wherever the terms and conditions of this Amendment and the terms and conditions of the Original Equity Distribution Agreement are in conflict, the terms of this Amendment shall be deemed to supersede the conflicting terms of the Original Equity Distribution Agreement.

5. Headings. The Section headings in this Amendment have been inserted as a matter of convenience of reference and are not a part of this Amendment.

6. Governing Law. THIS AMENDMENT AND THE EQUITY DISTRIBUTION AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

7. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed Amendment by one party to the other may be made by facsimile or e-mail transmission. The words “execution,” “signed,” “signature,” and words of like import in this Amendment or in any other certificate, agreement or document related to this Amendment, if any, shall include images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf,” “tif” or “jpg”) and other electronic signatures (including, without limitation, DocuSign and AdobeSign). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned have executed and delivered this Amendment No. 1 to Equity Distribution Agreement as of the date first written above.

VELOCITY FINANCIAL, INC.

By:
Name: Roland T. Kelly
Title: Chief Legal Officer

[Signature Page – Amendment No. 1 to Equity Distribution Agreement]

CONFIRMED AND ACCEPTED, as of the date first written above:

[BANK NAME]

By:
Name:
Title:

[Signature Page – Amendment No. 1 to Equity Distribution Agreement]